Strategic Partners Concentrated Growth Fund,

a series of Strategic Partners Mutual Funds, Inc.

Supplement dated April 13, 2007

Proposed Reorganization

The Board of Directors of Strategic Partners Mutual Funds (SPMF) and Strategic Partners Opportunity Funds (SP Opportunity Fund) recently approved a proposal whereby the assets and liabilities of the Strategic Partners Concentrated Growth Fund (SP Fund) would be exchanged for shares of the Jennison Select Growth Fund (Jennison Fund), a series of SP Opportunity Funds. Under the proposal, shares of each class of the SP Fund would be exchanged at net asset value for identical share classes of equivalent value of the Jennison Fund.

The transfer is subject to approval by the shareholders of the SP Fund. The shareholder meeting will be held on or about October 2007, subject to any adjournments. It is anticipated that a proxy statement/prospectus relating to the reorganization will be mailed to the shareholders of SP Fund on or about July/August 2007.

Under the terms of the proposal, shareholders of the SP Fund would become shareholders of the Jennison Fund. No sales charges would be imposed on the proposed transfer. SPMF anticipate obtaining an opinion of special fund counsel that the reorganization will not result in a gain or loss to shareholders of the SP Fund for federal income tax purposes.

LR00153